Exhibit 99.1

Third Quarter 2007 Earnings Conference Call (with supplemental information) October 30, 2007

This discussion may contain certain statements which are not historical facts, but are “forward-looking statements.” These forward-looking statements are based on current expectations, estimates and projections about the industry in which HickoryTech operates and management’s beliefs and assumptions. Such forward-looking statements are subject to uncertainties that could cause HickoryTech’s future actual results to differ materially from such statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and probabilities, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which is as of Oct. 30, 2007. HickoryTech undertakes no obligation, other than those required by regulatory agencies, to update any of its forward-looking statements for any reason. For further cautions on HickoryTech’s position on forward-looking statements, please refer to opening section in Part 1 of the Company’s SEC Form 10-k. Forward Looking Statement Slide 2, Q3-2007 Earnings Presentation | 10.30.07 | HTCO

Third Quarter 2007 Highlights As compared to Third Quarter of 2006 Total company revenues increased 10 percent to $35.9M Operating income increased 32 percent to $5.6M Income from continuing operations increased 28 percent Enventis revenues increased 24 percent Diluted earnings per share increased 46 percent Long-term debt was reduced $7.4 million in the third quarter of 2007 Slide 3, Q3-2007 Earnings Presentation | 10.30.07 | HTCO

Telecom Sector Results Slide 4, Q3-2007 Earnings Presentation | 10.30.07 | HTCO Numbers prior to inter-segment eliminations. Consistent Revenue and Profits, Decreased CAPEX *EBIDTA is a non-GAAP measure. (Dollars In Millions) Q3-2007 Q3-2006 % Change 2007 2006 % Change Revenue Local Service, etc. 9.3 $ 9.2 $ 2% 27.9 $ 28.6 $ -2% Access 7.1 7.6 -6% 23.8 22.3 7% Broadband 2.4 2.0 16% 6.8 5.5 23% Total Revenues 18.8 $ 18.8 $ 0% 58.5 $ 56.4 $ 4% Costs and Operating Expenses 11.2 $ 11.4 $ -2% 32.9 $ 33.4 $ -2% Depreciation and Amortization 3.6 3.8 -4% 11.3 11.1 2% Operating Income 4.0 $ 3.6 $ 9% 14.3 $ 11.9 $ 20% Net Income 2.4 $ 2.2 $ 9% 8.6 $ 7.2 $ 2% Operating Income 4.0 $ 3.6 $ 14.3 $ 11.9 $ Add: Depreciation, Amortization 3.6 3.8 11.3 11.1 EBIDTA* 7.6 $ 7.4 $ 25.6 $ 23.0 $ Capital Expenditures 3.3 $ 5.3 $ -37% 7.3 $ 12.4 $ -41% Nine months ended Sept. 30 Reconcilliation of operating income to EBIDTA:

Enventis Sector Results 24% year over year revenue growth Numbers prior to inter-segment eliminations. Slide 5, Q3-2007 Earnings Presentation | 10.30.07 | HTCO *EBIDTA is a non-GAAP measure. Q3-2007 Q3-2006 % Change 2007 2006 % Change Revenue Network Services 12.1 $ 9.8 $ 24% 45.2 $ 30.9 $ 46% Transport Services 5.3 4.2 25% 15.3 12.3 24% Total Revenue 17.4 $ 14.0 $ 24% 60.5 $ 43.2 $ 40% Costs & Operating Expenses 14.8 $ 12.6 $ 17% 53.1 $ 39.0 $ 36% Depreciation and Amortization 0.9 0.7 25% 2.7 2.2 22% Operating Income 1.7 $ 0.7 $ 148% 4.7 $ 2.0 $ 139% 1.0 $ 0.4 $ 155% 2.8 $ 1.2 $ 141% Operating Income 1.7 $ 0.7 $ 4.7 $ 2.0 $ Add: Depreciation, Amortization 0.9 $ 0.7 $ 2.7 $ 2.2 $ EBIDTA* 2.6 $ 1.4 $ 7.4 $ 4.2 $ Capital Expenditures 1.9 $ 1.2 $ 56% 4.0 $ 4.3 $ -7% Reconcilliation of operating income to EBIDTA: Net Income Nine months ended Sept. 30 (Dollars In Millions)

Revenue Diversification *2007 revenues based on YTD results and year-end revenue projection or the mid-level guidance range provided in the 10.30.07 Q3-07 Earnings Release 2005 Revenues 2006 Revenues 2007* Revenues Slide 6, Q3-2007 Earnings Presentation | 10.30.07 | HTCO 57% 43% 22% 34% 20% 29% Access Other Telecom Enventis

Revenues Slide 7, Q3-2007 Earnings Presentation | 10.30.07 | HTCO (Dollars in millions) Q3 Q3 YTD YTD Telecom 2007 2006 2007 2006 2 Broadband 2.4 $ 2.0 $ 6.8 $ 5.5 $ Telephone Services* 9.1 9.1 27.5 28.5 Network Access 1 7.1 7.6 23.8 22.3 Total Telecom 18.6 $ 18.7 $ 58.1 $ 56.3 $ Enventis ETS (Fiber Transport) 5.1 $ 4.2 $ 15.0 $ 12.3 $ ENS (Equip. sales/services) 12.1 9.8 45.2 30.9 Total Enventis 17.2 $ 14.0 $ 60.2 $ 43.2 $ Note 1 Note 2 *Telephone Services include: local service, long distance, Internet, Directory, Information Solutions message processing, customer premise sales, etc. Q1 and Q2 '06 Telephone Services included SOCRATES revenue, which was discontinued in Q3 '06 Q2 '07 Network Access includes a positive $1.9 non-recurring settlement

Enventis Revenue Slide 8, Q3-2007 Earnings Presentation | 10.30.07 | HTCO ENS Revenue is more variable than ETS revenue. $- $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 $21.0 $24.0 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Equipment Sales & Service (ENS) Transport Service (ETS)

Network Access Revenues *Q2-07 includes $1.9 million IXC settlement IXC Settlement* Slide 9, Q3-2007 Earnings Presentation | 10.30.07 | HTCO A pricing-level decline occurred July ’07, run rates are now lower. $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Q1 Q2 Q3 Q4 2005 2006 2007

Costs and Expenses Slide 10, Q3-2007 Earnings Presentation | 10.30.07 | HTCO (Dollars in millions) Q3 Q3 YTD YTD Volume Related Costs 2007 2006 2007 2006 Cost of Sales 8.7 $ 7.2 $ 35.6 $ 23.3 $ Relatively Fixed Costs Cost of Services 11.1 $ 11.1 $ 32.8 $ 32.5 $ Selling, Gen. & Admin. 5.9 5.6 17.6 17.5 Depreciation & Amort. 4.5 4.5 14.1 13.4 21.5 $ 21.2 $ 64.5 $ 63.4 $ Note: The total of "Relatively Fixed Costs" is growing at a low pace. Excluding the 2006 Enventis integration costs of $550,000 for Q3, and $1,650,000 for YTD 2006, the 2007 increases would be 4.2% for the quarter and 4.6% year-to-date.

Enventis Product Line Results Slide 11, Q3-2007 Earnings Presentation | 10.30.07 | HTCO *EBIDTA is a non-GAAP measure. (Dollars in Millions) 2007 2006 2007 2006 2007 2006 2007 2006 Revenues before intersegment eliminations: Revenues 12.1 $ 9.8 $ 5.1 $ 4.2 $ 45.2 $ 30.9 $ 15.0 $ 12.3 $ Intersegment - - 0.2 - - - 0.3 - 12.1 $ 9.8 $ 5.3 $ 4.2 $ 45.2 $ 30.9 $ 15.3 $ 12.3 $ Cost of sales 8.5 $ 7.2 $ 0.2 $ - $ 35.3 $ 23.3 $ 0.2 $ 0.1 $ Cost of services 1.1 0.9 2.5 2.4 3.3 2.5 7.3 6.4 Selling, general and administrative expenses, 1.4 1.2 1.1 0.9 3.6 3.6 3.4 3.1 Depreciation and amortization 0.1 0.1 0.8 0.6 0.4 0.2 2.3 2.0 Operating income 1.0 $ 0.4 $ 0.7 $ 0.3 $ 2.6 $ 1.3 $ 2.1 $ 0.7 $ Net income 0.6 $ 0.3 $ 0.4 $ 0.1 $ 1.5 $ 0.8 $ 1.3 $ 0.4 $ Reconcilliation of operating income to EBIDTA: Operating Income 1.0 $ 0.4 $ 0.7 $ 0.3 $ 2.6 $ 1.3 $ 2.1 $ 0.7 $ Add: Depreciation and amortization 0.1 0.1 0.8 0.6 0.4 0.2 2.3 2.0 EBIDTA* 1.1 $ 0.5 $ 1.5 $ 0.9 $ 3.0 $ 1.5 $ 4.4 $ 2.7 $ Capital expenditures 0.4 $ - $ 1.5 $ 1.2 $ 0.5 $ 0.2 $ 3.5 $ 4.1 $ Free Cash Flow 0.7 $ 0.5 $ (0.0) $ (0.3) $ 2.5 $ 1.3 $ 0.9 $ (1.4) $ Numbers prior to inter-segment eliminations Three Months Ended Sept. 30 Nine Months Ended Sept. 30 Network Services Transport Services Network Services Transport Services (excluding depreciation and amortization) (excluding depreciation and amortization)

Debt Level $7.4 million debt pay down in Third Quarter and $13.8 million of debt reduction in 2007 Slide 12, Q3-2007 Earnings Presentation | 10.30.07 | HTCO (Dollars in millions) $142.8 $143.1 $139.1 $136.7 $129.3 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2005 2006 Q1 2007 Q2 2007 Q3 2007

Free Cash Flow Slide 13, Q3-2007 Earnings Presentation | 10.30.07 | HTCO Free Cash Flow has doubled in 2007 Nine months ended Sept. 30 (a) Q3-2007 Q3-2006 $ Change 2007 2006 $ Change EBIDTA* 10.1 $ 8.8 $ 1.3 $ 32.3 $ 26.2 $ 6.1 $ (5.4) (6.5) 1.1 (11.4) (16.8) 5.4 Free Cash Flow 4.7 $ 2.3 $ 2.4 $ 20.9 $ 9.4 $ 11.5 $ *EBIDTA is a non-GAAP measure. (a) Free Cash Flow in 2007 year-to-date contains $1.9 millon of non-recurring settlement for an interexcange carrier in Q2 2007. Excluding this, the year over year change is $9.6 million. (Dollars In Millions) Capital Expenditures

Consolidated Slide 14, Q3-2007 Earnings Presentation | 10.30.07 | HTCO *EBIDTA is a non-GAAP measure. (Dollars in Millions) 2007 2006 2007 2006 Revenues: Telecom Sector 18.6 $ 18.7 $ 58.1 $ 56.3 $ Enventis 17.2 14.0 60.2 43.2 Total Revenues 35.8 $ 32.7 $ 118.3 $ 99.5 $ Costs and Expenses: Cost of sales, Enventis 8.7 $ 7.2 $ 35.6 $ 23.3 $ Cost of services, excluding Depreciation and Amortization 11.1 11.1 32.8 32.5 Selling, general and administrative expenses, excluding depreciation and amortization 5.9 5.6 17.6 17.5 Depreciation, Amortization 4.5 4.5 14.1 13.4 Total costs and expenses 30.2 $ 28.4 $ 100.1 $ 86.7 $ Operating income 5.6 $ 4.3 $ 18.2 $ 12.8 $ Total other income/(expense) (2.0) (1.9) (6.0) (5.3) Income taxes (1.5) (0.8) (5.1) (2.8) Income from continuing operations 2.1 $ 1.6 $ 7.1 $ 4.7 $ Loss from discontinued operations - $ (0.2) $ - $ (0.5) $ Net income 2.1 $ 1.4 $ 7.1 $ 4.2 $ Reconciliation of operating income to EBITDA: Operating income 5.6 $ 4.3 $ 18.2 $ 12.8 $ Add: Depreciation, Amortization 4.5 4.5 14.1 13.4 EBITDA* 10.1 $ 8.8 $ 32.3 $ 26.2 $ Three Months Ended September 30 Nine Months Ended September 30

Fiscal 2007 Outlook Slide 15, Q3-2007 Earnings Presentation | 10.30.07 | HTCO Total Revenues may range from: $153 million to $156 million Net Income may range from: $8.2 million to $8.5 million CAPEX may range from: $17 million to $19 million Debt Balance may end at: $129 million to $131 million

Telecom Digital TV Expansion 11 Digital TV Markets, service availability to more than 32,000 homes Slide 16, Q3-2007 Earnings Presentation | 10.30.07 | HTCO

Service Area Slide 17, Q3-2007 Earnings Presentation | 10.30.07 | HTCO